SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                       ____________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 19, 1999





                   GOLD BANC CORPORATION, INC.
      (Exact name of registrant as specified in its charter)


    KANSAS                 0-28936                 48-1008593
(State or other     (Commission File Number)      (IRS Employer
jurisdiction of                                   Identification
incorporation)                                         No.)


   11301 Nall Avenue, Leawood, Kansas                66211
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (913)451-8050




                              None
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On October 19, 1999 Gold Banc Corporation, Inc. ("Gold Banc") entered into an Agreement and Plan of Reorganization to acquire First Business Bancshares of Kansas City, Inc., a Missouri corporation. On October 25, 1999, Gold Banc issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) announcing the execution of such Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

             EXHIBITS NO.     DESCRIPTION

                 2.1 Agreement and Plan of Reorganization, dated October 19, 1999, between Gold Banc
                              Corporation, Inc. and First Business
                              Bancshares of Kansas City, Inc., together with the Bank Merger Agreement attached thereto as Exhibit A.

 .

                99.1          Press Release, issued October 25, 1999.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 29, 1999.
                              GOLD BANC CORPORATION, INC.


                                        By: /s/ J. Craig Peterson
                                             J. Craig Peterson,
                                             Chief Financial Officer